Restructuring	12 Months Ended
Dec. 31, 2023
Restructuring [Abstract]
Disclosure of Restructuring [text block]
10 –
Restructuring
In 2023, Restructuring is primarily driven by the implementation of the Group’s Global Hausbank strategic agenda. The Group has defined and is in the process of implementing efficiency measures that aim to contribute to achieving the bank’s 2025 targets. Restructuring in prior periods relates to measures as part of the previous strategy “Compete to win” which the bank continues to implement.
Restructuring expense is comprised of termination benefits, additional expenses covering the acceleration of deferred compensation awards not yet amortized due to the discontinuation of employment and contract termination costs related to real estate.
Net restructuring expense by division
in € m.	2023	2022	2021
Corporate Bank	(4)	(19)	42
Investment Bank	(3)	15	47
Private Bank	228	(113)	173
Asset Management	0	0	2
Corporate & Other	(1)	(2)	(2)
Total Net Restructuring Charges	220	(118)	261

Net restructuring by type
in € m.	2023	2022	2021
Restructuring – Staff related	178	(117)	241
thereof:
Termination Benefits	176	(132)	224
Retention Acceleration	1	15	16
Social Security	1	0	1
Restructuring – Non Staff related	42	(1)	21
Total Net Restructuring Charges	220	(118)	261

Provisions for restructuring amounted to € 333 million, € 248 million and € 582 million as of December 31, 2023, December 31, 2022 and December 31, 2021, respectively. The majority of the current provisions for restructuring are expected to be utilized in the next two years.
During 2023, 476 full-time equivalent staff was reduced through restructuring (2022: 903 and 2021: 1,362).
Organizational changes
Full-time equivalent staff	2023	2022	2021
Corporate Bank	29	113	228
Investment Bank	9	54	149
Private Bank	377	594	776
Asset Management	0	1	10
Infrastructure	61	141	199
Total full-time equivalent staff	476	903	1,362